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                                                                    EXHIBIT 23.1

INDEPENDENT AUDITORS' CONSENT

     We consent to the use in this Registration Statement of Safelite Glass Corp. on Form S-4 of our report dated November 6, 1998, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to us under the heading "Experts" in such Prospectus.

DELOITTE & TOUCHE LLP

Dayton, Ohio
April 12, 1999